================================================================================

                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      Vitafort International Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                      Vitafort International Corporation
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                   NOTICE OF ACTION OF STOCKHOLDERS BY WRITTEN
                     CONSENT IN LIEU OF STOCKHOLDERS MEETING

Dear Fellow Stockholders:

           On behalf of the Board of Directors and Management of Vitafort International Corporation (the "Company"), I urge you to consider and act upon the following proposal which the Board of Directors recommends that stockholders approve by written Consent in Lieu of a Stockholder's Meeting. To amend the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 9,000,000 to 30,000,000.


           Only stockholders of record at the close of business on June 2, 1997 (the "Record Date"), will be requested to give their consent. To be effective, executed consents must be signed, dated and received at the office of the Company or its Transfer Agent. While there is no specific deadline for the giving of consents, the Company does not intend to seek consents for a period in excess of sixty days from the first use of this Consent Statement. Any Stockholder who signs a written consent may revoke it by a written revocation delivered to the President of the Company at its offices on or before the such time as the consents of the holders of a majority of the issued and outstanding shares has been received by the Company. There will not be a meeting at which Stockholders may vote in person. If the proposed action is approved by the written consent of the holders of the requisite number of shares of Common Stock, then the proposed amendment will be effected. The address of the Company is: Vitafort International Corporation, Suite 480, 1800 Avenue of the Stars, Los Angeles, California 90067.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  MARK BEYCHOK,
                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  June 2, 1997

YOUR CONSENT IS IMPORTANT. YOU ARE URGED TO DATE, SIGN AND RETURN YOUR
CONSENT PROMPTLY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE APPROVAL OF THE PROPOSED CORPORATE ACTIONS BY THE CONSENT OF THE MAJORITY OF THE ISSUED AND OUTSTANDING SHARES MAY BE ASSURED. THE PROMPT RETURN OF YOU CONSENT WILL ALSO AID THE COMPANY IN REDUCING THE EXPENSE OF CONSENT SOLICITATION, THE GIVING OF SUCH CONSENT DOES NOT AFFECT YOUR RIGHT TO CHANGE YOUR VOTE BY REVOKING YOUR CONSENTS IN A SUBSEQUENT WRITING IN ADVANCE OF THE DATE WHEN THE REQUISITE NUMBER OF CONSENTS HAS BEEN RECEIVED BY THE COMPANY.

                       Vitafort International Corporation
                       1800 Avenue of the Stars, Suite 480
                          Los Angeles, California 90067


                                CONSENT STATEMENT



           Stockholder Consents are being solicited by the Board of Directors of Vitafort International Corporation (the "Company") for use in connection with the taking of an action of Stockholders by Written Consent in Lieu of a Meeting. This Consent Statement and form of Consent are being sent to all stockholders on or about June 2,1997. If the proposal is adopted, the Certificate of Amendment, substantially in the form annexed hereto, will be filed.


           As of May 31, 1997, there were 5,877,366 outstanding shares of Common Stock, which is the only outstanding class of securities of the Company entitled to give consent to this proposed action. Each outstanding share of Common Stock is entitled to one vote on the matter to be voted upon.

           Properly executed Consents will be voted in accordance with the instructions indicated in such Consents. If no instructions are indicated, such Consents will be voted in favor of the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 9,000,000 to 30,000,000 shares.

           Any Consents given pursuant to this solicitation may be revoked at any time prior to the Company receiving Consents from the holders of a majority of the issued and outstanding shares of Common Stock, by delivery to the President of the Company of a written notice of revocation.

                             PRINCIPAL STOCKHOLDERS

           The following table sets forth certain information regarding the Company's Common Stock beneficially owned on May 31, 1997 by (i) each person who is known by the Company to own beneficially or exercise voting or dispositive control over 5% or more of the Company's Common Stock, (ii) each of the Company's Directors and (iii) all executive officers and Directors as a group. Except as otherwise indicated, all stockholders have sole voting and investment power with respect to the shares listed as beneficially owned by them, subject to the rights of spouses under applicable community property laws:



Name and Address                           Number of Shares
of Beneficial Owner                        of Common Stock                               Percentage of
Identity of Group                          Beneficially Owned                         Beneficial Ownership
-----------------                          ------------------                         --------------------
Mark Beychok (1)                                 572,978 (2)                                  8.9%

Donald Wohl(1)                                   200,000 (3)                                  3.3%

Paul S. Hermis                                   100,000 (4)                                  1.7%
15510 Sunset Boulevard - No. 303
Pacific Palisades, California 90272

Benjamin Tabatchnick                             100,000 (4)                                  1.7%
Tabatchnick Fine Foods
1230 Hamilton Street
Somerset, New Jersey 08873

John Coppolino (1)                                56,666 (5)                                  1.0%


All directors and
officers as a Group
(5 persons)                                    1,029,644 (2)(3)(4) and (5)                   15.0%


(1) The Address of these persons is Suite 480, 1800 Avenue of the Stars, Los Angeles, California 90067, except for Donald Wohl whose address is in Suite 1114 in such building.

(2) Includes (i) 62,500 shares underlying a currently exercisable option with an exercise price of $3.00 per share which expires on December 16, 2000; (ii) 15,000 shares underlying a currently exercisable option with an exercise price of $3.00 per share which expires on September 29, 1998; (iii) 100,000 shares underlying a currently exercisable option with an exercise price of $5.00 per share which expires on November 15, 1998; (iv) 100,000 shares underlying the currently exercisable portion of a stock option, expiring December 16, 2000, which has an exercise price of $3.00 per share (but does not include 50,000 shares underlying such option which are not currently exercisable); (v) 9,547 shares underlying a currently exercisable option with an exercise price of $4.50 per share which expires January 7, 1998; (vi) 9,547 shares underlying a currently exercisable option with an exercise price of $6.00 per share which expires July 7, 1998; (vii) 3,703 shares underlying a currently exercisable option with an exercise price of $4.50 which expires October 11, 1997; (viii) 3,703 shares underlying a currently exercisable option with an exercise price of $6.00 which expires April 11, 1998; (ix) includes 134,375 shares underlying the currently exercisable portion of a stock option, expiring December 16, 2000, which has an exercise price of $3.00 per share (but does not include 134,375 shares underlying such stock option which are not currently exercisable and becomes exercisable on January 1, 1998, subject to the Company meeting certain performance criteria), and (x) includes 100,000 shares underlying a currently exercisable option with an exercise price of $.875 which expires December 31, 2002.

(3) Includes 100,000 shares underlying the currently exercisable portion a stock option, expiring December 16, 2000, which has an exercise price of $3.00 per share (but does not include 50,000 shares underlying such stock option which are not currently exercisable). Includes 100,000 shares underlying a currently exercisable stock option, expiring December 31, 2002, which has an exercise price of $.875. Does not include any shares owned by ATCOLP Partners, L.P., a California limited partnership in which Mr. Wohl is the general partner. In addition to such shares as it presently owns, ATCOLP Partners, L.P. will acquire from 200,000 to 400,000 options at $.01 in connection with a loan it has made to the Company to fund certain legal expenses.

(4) Each of Messrs. Tabatchnick and Hermis holds a currently exercisable option for the purchase of 50,000 shares at $.875 and has entered into a consulting agreement which provides for the issuance of 50,000 shares, subject to forfeiture if certain performance standards relating to sales into certain markets are not met.

(5) Includes (i) 50,333 shares underlying a currently exercisable option with an exercise price of $3.00 per share, which expires on December 16, 2000, (but does not include 112,500 shares underlying such option which are not currently exercisable), (ii) includes 1,375 shares underlying a currently exercisable option with an exercise price of $4.50, which expires January 7, 1998; and (iii) includes 1,375 shares underlying a currently exercisable option with an exercise price of $6.00, which expires on July 7, 1998.


                                    -------

                                    PROPOSAL
                                    --------

           TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK WHICH THE
           ----------------------------------------------------------
             COMPANY HAS AUTHORITY TO ISSUE FROM 9,000,000 SHARES TO
             -------------------------------------------------------
                               30,000,000 SHARES.
                               ------------------

           The Company's presently authorized capital consists of 9,000,000 shares of Common Stock, par value $.0001 per share, and 500,000 shares of Preferred Stock, par value $.01 per share. The Board of Directors has authorized, subject to shareholder approval, an amendment to Article Fourth of the Company's Certificate of Incorporation to increase the numbers of authorized shares of Common Stock from 9,000,000 to 30,000,000. This amendment will not effect any changes in the presently authorized or outstanding shares of Common Stock or Preferred Stock.

Reasons for the Proposed Amendment

           As of May 31, 1997, the Company had 5,877,366 shares of Common Stock issued and outstanding. In addition, approximately 4,100,000 shares of common stock are reserved for issuance upon exercise of options and warrants (most of which are not currently exercisable or are exercisable at prices substantially in excess of the current market prices for the Company's Common Stock) and approximately 1,900,000 shares issuable upon conversion of issued and outstanding shares of Series B, Series C and 1997 Series A Preferred Stock (before giving effect to any anti-dilution provisions of such options, warrants and preferred shares). While only a portion of the options and warrants are currently exercisable it is obvious, that the Company requires additional authorized shares of Common Stock to meet its current and reasonably anticipated commitments.

           The additional Common Stock authorized by the amendment could also be issued publicly or privately in connection with future financings or acquisitions. At this time, the Company is not seeking an underwriter and has no plans to underwrite a public offering of Common Stock. The Company is not currently actively engaged in any merger or acquisition negotiations.

           Because of the number of issued and outstanding shares of Common Stock and present reservations, the Company currently has an insufficient number of authorized shares of Common Stock available for issuance to meet its current commitments. Furthermore it can not initiate or consummate any transaction involving the issuance of Common Stock (or securities exercisable for or convertible into Common Stock), public or private, and its future ability to do so is conditioned, among other things, upon approval by the Company's shareholders of the proposed amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock available for issuance. The Company has agreed with the holder of the 1997 Series A Preferred Stock that it would seek this authorization to increase the number of authorized shares of Common Stock.

           Whether or not shareholders approve the proposed amendment to the Company's Certificate of Incorporation, there can be no assurance that any future transactions or offerings of the Company's securities, public or private, will be consummated. If the proposed amendment is approved, the Company does not intend to solicit further authorization from stockholders for the issuance of the Common Stock prior to such issuance, subject to the provisions of the Delaware General Corporation Law. The Board of Directors believes that prudent business planning suggests that the Company authorize the additional 21,000,000 shares of Common Stock at this time.

           Although the Board of Directors has no present intention of doing so, the Common Stock could also be used by the directors to defeat or delay a hostile takeover. Faced with an actual or proposed hostile takeover, the directors could issue a significant number of shares of Common Stock to a friendly party in a private transaction such that the Company may become a less attractive acquisition for a hostile party. The directors are not aware of any current proposals by any party to acquire control of the Company and does not presently contemplate recommending the adoption of further amendments to the Company's Certificate of Incorporation which would affect the ability of third parties to take over or change control of the Company.

           The foregoing summary description of the proposed amendment to the Company's Certificate of Incorporation is not intended to be complete and is qualified in its entirety by reference to the complete text of the proposed amendment attached to this Consent Statement as Exhibit "A."

Vote Required for Approval
--------------------------

           Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company. If the amendment is not approved, the authorized Common Stock will continue to be 9,000,000 shares.

BOARD OF DIRECTOR'S RECOMMENDATION
----------------------------------


           The Board of Directors believes that the proposal to amend the Certificate of Incorporation to authorize additional shares of Common Stock is in the best interests of the Company. ACCORDINGLY, THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSED AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION.

                                  OTHER MATTERS

                      SUBMISSION OF SHAREHOLDER'S PROPOSALS

           Shareholders are advised that any proposals they may wish to submit for presentation at next year's Annual Meeting for inclusion in the Company's proxy statement and form of proxy for such meeting must be received by the Company on or before February 1, 1998.

                                   FORM 10-KSB

           UPON THE WRITTEN REQUEST OF A RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT A MEETING, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1996. REQUESTS SHOULD BE MAILED TO MARK BEYCHOK, VITAFORT INTERNATIONAL CORPORATION, SUITE 480, 1800 AVENUE OF THE STARS, LOS ANGELES, CALIFORNIA 90067.

                            SOLICITATION OF CONSENTS

           The cost of solicitation of Consents in the accompanying form has been or will be borne by the Company. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send Consents and Consent solicitation material to their principals, and the Company may reimburse them for any attendant expenses.

           In order to ensure the adoption of the proposed action, all stockholders who receive this Consent Statement are requested to sign and return promptly the enclosed Consent in the postage paid envelope provided for that purpose.

                                         BY ORDER OF THE BOARD OF DIRECTORS
                                         Mark Beychok, President and
                                         Chief Executive Officer

June 2, 1997

EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                       VITAFORT INTERNATIONAL CORPORATION

                            Pursuant to Section 242
                         of the General Corporation Law
                            of the State of Delaware

          VITAFORT INTERNATIONAL CORPORATION, a Delaware corporation (the "Corporation"), hereby certifies as follows:

           FIRST: The amendment to the Certificate of Incorporation to be effected hereby is as follows:

          Paragraph 4 of the Certificate of Incorporation, relating to the authorized capital stock of the Corporation, is hereby amended to read as follows:

     4. The total number of shares of all classes of stock that the Corporation shall have authority to issue is 30,500,000, of which 500,000 shall be Preferred Stock, par value $.01 per share and 30,000,000 shall be Common Stock, par value $.0001 per share ("Common Stock"), and the voting power, designations, preferences and relative participating option or other special qualifications, limitations or restrictions thereof are set forth hereinafter:

          1.  Preferred Stock
              ---------------

               (a) The Preferred Stock may be issued in one or more series, each of which shall be distinctively designated, shall rank equally and shall be identical in all respects except as otherwise provided in subsection 1(b) of this Section 4.

               (b) Authority is hereby vested in the Board of Directors to issue from time to time the Preferred Stock of any series and to state in the resolution or resolutions providing for the issuance of shares of any series the voting powers, if any, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of such series to the full extent now or hereafter permitted by the law of the State of Delaware in respect of the matters set forth in the following clauses (i) to (viii) inclusive;

               (i) the number of shares to constitute such series, and the distinctive designations thereof;

               (ii) the voting powers, full or limited, if any, of such series;

               (iii) the rate of dividends payable on shares of such series, the conditions on which and the times when such dividends are payable, the preference to, or the relation to, the payment of the dividends payable on any other class, classes or series of stock, whether cumulative or non-cumulative and, if cumulative, the date from which dividends on shares of such series shall be cumulative;

               (iv) the redemption price or prices, if any, and the terms and conditions on which shares of such series shall be redeemable;

               (v) the requirement of any sinking fund or funds to be applied to the purchase or redemption of shares of such series and, if so, the amount of such fund or funds and the manner of application;

               (vi) the rights of shares of such series upon the liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;

               (vii) the rights, if any, of the holders of shares of such series to convert such shares into, or to exchange such shares for, shares of any other class, classes or series of stock and the price or prices or the rates of exchange and the adjustments at which such shares shall be convertible or exchangeable, and any other terms and conditions of such conversion or exchange;

               (viii) any other preferences and relative, participating, optional or other special rights of shares of such series, and qualifications, limitations or restrictions including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any qualifications, limitations or restrictions of rights or powers to which shares of any future series shall be subject.

               (c) The number of authorized shares of Preferred Stock may be increased or decreased by the affirmative vote of the holders of a majority of the votes of all classes of voting securities of the Corporation without a class vote of the Preferred Stock, or any series thereof, except as otherwise provided in the resolution or resolutions fixing the voting rights of any series of the Preferred Stock.

               2. Common Stock
                  ------------

               (a) After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of Paragraph 1 of this Section 4), if any, shall have been met and after the corporation shall have complied with all the requirements, if any, with respect to the setting aside of same as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of Paragraph 1 of this Section 4), and subject further to any other conditions which may be fixed in accordance with the provisions of Paragraph 1 of this Section 4, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

               (b) After distribution in full of the preferential amount (fixed in accordance with the Provisions of Paragraph 1 of this Section
               4), if any, to be distributed to the holders of Preferred Stock in the event of the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, the holders of Common Stock shall, subject to the rights, if any, of the holders of Preferred Stock to participate therein (fixed in accordance with the provisions of Paragraph 1 of this Section 4) be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

               (c) Except as may otherwise be required by law or by the provisions of such resolution or resolutions as may be adopted by the Board of Directors pursuant to Paragraph 1 of this Section 4, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by him on all matters voted upon by the stockholders.

          3.   OTHER PROVISIONS RELATED TO SHARES OF STOCK:
               -------------------------------------------

               (a) No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any right to purchase stock of any class or series, but such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

               (b) The powers and rights of Common Stock shall be subordinated to the powers, preferences and rights of the holders of Preferred Stock. The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Paragraph I of this Section 4 and the consent, by Class or series, vote or otherwise, of the holders of such of the series of are from time to time outstanding Preferred Stock as for the issuance by the Board of shall not be required Directors of any other series of rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant to Paragraph 1 of this 4 Section 4 that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

               (c) subject to the provisions of subparagraph (b) of this Paragraph 3 of this Section 4, shares of any series of Preferred Stock may be authorized or issued from time to time as the Board of Directors in its sole discretion shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors in its sole discretion.

               (d) Shares of Common stock may be issued from time to time as the Board of Directors in its sole discretion shall determine and on such terms and for such consideration as shall be fixed by the board of Directors in its sole discretion.

               (e) The authorized number of shares of Common Stock and of Preferred Stock Preferred Stock may be increased or decreased from time to time by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock of the corporation entitled to vote thereon.

     SECOND: The foregoing amendment to the Certificate of Incorporation of the Corporation was duly adopted by the holders of at least a majority of the outstanding shares entitled to vote by their giving written consent thereto in accordance with Section 242 of the Delaware General Corporation Law

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and its Assistant Secretary this ______ day of _______, 1997.

                                  VITAFORT INTERNATIONAL CORPORATION



                                  -------------------------------------
                                  Mark Beychok, President



                                  -------------------------------------
                                  Frank J. Hariton, Assistant Secretary

                     WRITTEN CONSENT OF THE SHAREHOLDERS OF
                       VITAFORT INTERNATIONAL CORPORATION

     Unless otherwise indicated below, the undersigned, being a stockholder of record of shares of common stock of Vitafort International Corporation (the "Company"), and in the aggregate the holders of record of a majority of the issued and outstanding shares of common stock of the Company, do(es) hereby consent in writing to the adoption of the following resolution and to the taking of all action required or permitted thereby:

              RESOLVED, that the Certificate of Incorporation of Vitafort International Corporation be amended to increase the number of shares of common stock which it is authorized to issue from 9,000,000 shares to 30,000,000 shares.

      /  /  CONSENTS        /  /  DOES NOT CONSENT         /  /  ABSTAINS

        This written consent may be signed in counterparts all of which taken together shall constitute the consent of the holders of a majority of the issued and outstanding shares of common stock of Vitafort International Corporation.


                                    -------------------------------------------
                                                   Sign Name


                                    -------------------------------------------
                                         Joint Owner signs (if applicable)


                                    -------------------------------------------
                                                  Number of Shares


                                    -------------------------------------------
                                                        Date


   PLEASE SIGN YOUR NAME(S) EXACTLY AS IT (THEY) APPEAR ON YOUR STOCK CERTIFICATES, IN THE CASE OF JOINT OWNERSHIP, BOTH OWNERS MUST SIGN. IF NO INDICATION IS MADE, THE CONSENT WILL BE COUNTED AS BEING IN FAVOR OF THE PROPOSAL.

   SHAREHOLDERS MAY ALSO WITHHOLD THEIR CONSENT BY NOT SIGNING AND NOT RETURNING THIS CONSENT